EXHIBIT 10.53

BORDERS GROUP, INC.

FIRST AMENDMENT TO MASTER AGREEMENT

         This FIRST AMENDMENT TO MASTER AGREEMENT, dated as of May 20, 2003 (this “Amendment”), is among BORDERS GROUP, INC. (“BGI”) and certain Subsidiaries of BGI that are party hereto, as Guarantors (“Guarantors”), Borders, Inc., and certain other Subsidiaries of BGI that are party hereto as Lessees (“Lessees”), ATLANTIC FINANCIAL GROUP, LTD. (“Lessor”), certain financial institutions party hereto, as Lenders (each a “Lender” and, collectively, the “Lenders”), and FLEET NATIONAL BANK, as Co-Arranger and Syndication Agent, SUNTRUST BANK, a Georgia banking corporation, as Co-Arranger, Document Agent and Agent for the Lenders.

BACKGROUND

         1.   Lessees, Guarantors, Lessor, the Lenders, the Co-Arrangers, the Syndication Agent, the Documentation Agent and the Agent are parties to that certain Master Agreement, dated as of June 21, 2002 (as heretofore amended, the “Master Agreement”).

         2.   The parties hereto desire to amend the Master Agreement in certain respects as set forth herein.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1.   Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned thereto in the Master Agreement.

         Section 2.   Amendment. (a)  Section 2.2(c) of the Master Agreement is hereby amended by deleting the amount “$75,000,000” where it appears in subclause (i) of clause (y) of the first sentence thereof and substituting therefor the amount “$25,000,000”.

         (b)   The definition of “Required Funding Parties” set forth in Appendix A to the Master Agreement is hereby amended by deleting the percentage “50%” where it appears in the second line thereof and substituting therefor the percentage “75%.”

         (c)   The definition of “Required Lenders” set forth in Appendix A to the Master Agreement is hereby amended by deleting the percentage “50%” where it appears in the second line thereof and substituting therefor the percentage “75%.”

         (d)   The definition of “Restricted Payment Amount” set forth in Appendix A to the Master Agreement is hereby deleted in its entirety and the following definition is substituted therefor:

“Restricted Payment Amount” means, over the term of the Revolving Credit Agreement, an amount not to exceed the sum of (i) $225,000,000 plus (ii) the aggregate amount paid to BGI (whether in cash or in shares of BGI’s stock), from time to time and at any time since the Documentation Date, by officers, employees or directors of BGI or any of its Subsidiaries in connection with the exercise of options to purchase shares of BGI’s stock, plus (iii) the realized tax benefit (as calculated by BGI in a manner satisfactory to the Agent) for tax years ending after the Documentation Date, resulting from the exercise, from time to time and at any time since the Documentation Date, of such options or resulting from the lapse, from time to time and at any time since the Documentation Date, of restrictions on (and vesting of rights in) certain shares of BGI’s stock subject to the Management Stock Purchase Plan or any similar successor plan. For purposes of calculating the Restricted Payment Amount, to the extent shares of BGI’s stock are delivered to BGI in payment of the exercise price of options, or in payment of taxes associated with the exercise of options or the vesting of restricted shares, such delivered shares are deemed to be repurchased by BGI at fair market value (as defined in BGI’s stock option plan) on the date of delivery to BGI. Such delivered share repurchases will serve to reduce the available Restricted Payment Amount.

         (e)   Schedule 2.2 to the Master Agreement is hereby amended by deleting such schedule in its entirety and substituting therefor Schedule 2.2 attached hereto.

         Section 3.   Departing Lenders. Each of the financial institutions that was party to the Master Agreement but is designated on the signature pages hereto as a “Departing Lender” shall have no further rights or obligations under the Operative Documents, except that all claims of the Departing Lenders pertaining to the representations, warranties, covenants and indemnities of the Borrower, the Guarantors and the Lessees under the Operative Documents (without giving effect to this Amendment) shall survive in accordance with the terms of the Operative Documents (without giving effect to this Amendment) to the extent such claims arose out of events occurring prior to the date hereof.

         Section 4.   Notes. The Notes issued by the Lessor on the Closing Date to the Agent (the “Original Notes”) shall be replaced with a new A Note and B Note for the benefit of the Lenders; upon such replacement, such Original Notes shall be deemed to be cancelled. Any reference to the Notes in the Operative Documents shall be deemed to refer to such replacement Notes.

         Section 5.   Guarantee; Representations. The Guarantors hereby affirm their obligations under the Guaranty after giving effect to this Amendment. Each Guarantor and each Lessee hereby represents and warrants that, after giving effect to this Amendment, (i) no Event of Default or Default has occurred and is continuing or will result from this Amendment, (ii) there shall not have occurred any event that could reasonably be expected to have a Material Adverse Effect since the Balance Sheet Date, and (iii) each representation and warranty of each Guarantor and each Lessee contained in the Master Agreement and the other Operative Documents is true and correct in all material respects on the date hereof as though made on and as of the date hereof, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

         Section 6.   Conditions. The effectiveness of this Amendment shall be conditioned upon the receipt by the Agent of the following documents, each of which shall be satisfactory in form and substance to the Agent: (i) the replacement Notes referred to in Section 4 of this Amendment executed by the Borrower; (ii) certificates of an appropriate officer of each of the Guarantors and the Lessees, dated as of the date hereof, certifying as to (A) no amendments, modifications or supplements to the Governing Documents of any Guarantor or Lessee and that such Governing Documents are in full force and effect or attaching certified copies of any amendments, modifications or supplements thereto, (B) the corporate actions taken by each of the Guarantors and the Lessees authorizing the execution, delivery, and performance hereof, and (C) the names, titles, incumbency, and specimen signatures of the officers of each of the Guarantors and the Lessees authorized to sign this Amendment on behalf of such Guarantor or Lessee; and (iii) receipt by the Departing Lenders of all accrued interest, costs, expenses and fees of the Departing Lenders in accordance with the Operative Documents (including their pro rata share of the Facility Fee due July 1, 2003).

         Section 7.   Miscellaneous. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Georgia. This Amendment may be executed by the parties hereto in separate counterparts, (including by facsimile), each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same agreement. The Operative Documents, as amended hereby, remain in full force and effect. Any reference to any Operative Document from and after the date hereof shall be deemed or referred to such Operative Documents and amended hereby, unless otherwise expressly stated.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the year first above written.

BORDERS GROUP, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Chief Financial Officer

BORDERS, INC., as a Lessee and a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

PLANET MUSIC, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS PROPERTIES, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

WALDENBOOKS PROPERTIES, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS ONLINE, LLC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS OUTLET, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS FULFILLMENT, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

THE LIBRARY, LTD., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

WALDEN BOOK COMPANY, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

BORDERS ONLINE, INC., as a Guarantor

By: /S/ EDWARD W. WILHELM
Name Printed: Edward W. Wilhelm
Title: Senior Vice President and Treasurer

ATLANTIC FINANCIAL GROUP, LTD., as Lessor

By:Atlantic Financial Managers, Inc., its General Partner

By: /S/ STEPHEN BROOKSHIRE
Name Printed: Stephen Brookshire
Title: President

SUNTRUST BANK, as Co-Arranger, Documentation Agent, Agent and as a Lender

By: /S/ WILLIAM C. HUMPHRIES
Name Printed: William C. Humphries
Title: Director

FLEET NATIONAL BANK, as Co-Arranger and Syndication Agent

By:
Name Printed:
Title:

PNC BANK NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ SHARON L. GEFFEL
Name Printed: Sharon L. Geffel
Title: Assistant Vice President

COMERICA BANK, as a Departing Lender

By: /S/ DAVID C. BIRD
Name Printed: David C. Bird
Title: Vice President

HIBERNIA NATIONAL BANK, as a Lender

By: /S/ LAURA K. WATTS
Name Printed: Laura K. Watts
Title: Vice President

THE BANK OF NEW YORK, as a Departing Lender

By: /S/ WILLIAM BARNUM
Name Printed: William Barnum
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ THOMAS L. BAYER
Name Printed: Thomas L. Bayer
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Departing Lender

By: /S/ WILLIAM F. FOX
Name Printed: William F. Fox
Title: Vice President

NATIONAL CITY BANK, as a Departing Lender

By: /S/ BRIAN R. STRAYTON
Name Printed: Brian R. Strayton
Title: Vice President

MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as a Lender

By: /S/ RANDALL R. MECK
Name Printed: Randall R. Meck
Title: Vice President

SCHEDULE 2.2

AMOUNT OF EACH FUNDING PARTY'S
COMMITMENT AND MAXIMUM COMMITMENT

Lessor Commitment Percentage:	5%
Lender Commitment Percentages:
SunTrust Bank	15%
Hibernia National Bank	20%
Merrill Lynch Buisness Financial Services Inc.	60%
Lessor Maximum Commitment:	$1,250,000
Lender Maximum Commitments:
SunTrust Bank	$3,750,000
Hibernia National Bank	$5,000,000
Merrill Lynch Buisness Financial Services Inc.	$15,000,000